Balances and Transactions with Related Parties - Summary of Compensation Received by Key Management Personnel (Detail) - CLP ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
BALANCES AND TRANSACTIONS WITH RELATED PARTIES
Cash compensation	$ 2,959,019	$ 2,959,467
Short-term benefits for employees	497,424	557,122
Other long-term benefits	322,865	183,453
Total	3,779,308	$ 3,700,042
Gauranteed to key management personnel	$ 0